UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference here.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of February 14, 2023, the Board of Directors (the “Board”) of Cytokinetics, Incorporated approved and adopted Amended and Restated Bylaws of Cytokinetics (the “Revised Bylaws”) for the purposes of: (a) renumbering Article X thereof to be Article XI, and (b) adding a new Article X thereof (i) to provide that, unless Cytokinetics consents in writing to the selection of an alternative forum, specified courts in Delaware shall be the exclusive forum for resolving certain disputes under corporate law, and the federal district courts of the United States shall be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, to the fullest extent permitted by law, and (c) to make certain technical revisions as set forth therein. The Board believes that these forum selection provisions will reduce the risk that Cytokinetics could be involved in duplicative litigation, as well as the risk that the outcome of cases in multiple forums could be inconsistent. In addition, this forum selection provision is structured to give the Board the flexibility to consent to an alternative forum when deemed appropriate.

The foregoing summary and description of Article X of the Revised Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of Article X, as set forth in the Revised Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Cytokinetics, Incorporated
104	The cover page of this report has been formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	February 17, 2023	By:	/s/ Ching Jaw
Ching Jaw Senior Vice President, Chief Financial Officer